UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 7, 2008 (April 2, 2008)

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53147	98-0575209
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

21st Floor, Everbright Bank Building,
Zhuzilin, Futian District,
Shenzhen, Guangdong, 518040
People's Republic of China
(Address of Principal Executive Offices)

(+86) 755 -8370-8333
(Registrant's telephone number, including area code)

CHINA PUBLIC SECURITY TECHNOLOGY, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On April 2, 2007, China Public Security Technology, Inc. ("CPST") entered into an Agreement and Plan of Merger (the "Merger Agreement") with China Information Security Technology, Inc. ("CIST" or the "Surviving Corporation"), a Nevada corporation and wholly-owned subsidiary of CPST. Pursuant to the Merger Agreement, CPST agreed to merge with and into CIST, with CIST being the surviving entity (the "Reincorporation Merger"). The Reincorporation Merger became effective on April 7, 2008 (the "Effective Time"). A copy of the Press Release announcing the Reincorporation Merger is attached to this report as Exhibit 99.1.

As a result of the Reincorporation Merger, the legal domicile of the Surviving Corporation is now Nevada. The Reincorporation Merger was consummated solely to move CPST's domicile to Nevada as described in CPST's Definitive Information Statement on Schedule 14C, filed with the Securities and Exchange Commission on March 12, 2008, which description is incorporated by reference herein (the "Information Statement"). As described in the Information Statement, the Merger Agreement and Reincorporation Merger were duly approved by written consent of shareholders of CPST owning at least a majority of the outstanding shares of CPST's common stock, dated February 19, 2008. A copy of the Merger Agreement is attached to this report as Exhibit 2.1 and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, (i) CPST merged into CIST, with CIST being the surviving corporation, and CPST thereby changed its name to China Information Security Technology, Inc.; (ii) from and after the Effective Time, CIST possesses all of the rights, privileges, powers, and franchises of CPST, and CPST's debts and liabilities became the debts and liabilities of CIST; (iii) CPST's existing Board of Directors and officers became the Board of Directors and officers of CIST; and (iv) the Articles of Incorporation and Bylaws of CIST now govern the Surviving Corporation. A description of the provisions of the Articles of Incorporation and Bylaws of CIST was previously disclosed in the Information Statement. Copies of the Articles of Incorporation and Bylaws of CIST, as amended to date, are attached hereto as Exhibits 3.1 and Exhibit 3.2, respectively.

The Reincorporation Merger did not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation Merger, which are immaterial). Management, including all directors and officers, remain the same in connection with the Reincorporation Merger. There were no substantive changes in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation Merger. Following the Reincorporation Merger, the securities of the Surviving Corporation will continue to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by virtue of Rule 12g-3 of the Exchange Act.

As a result of the Reincorporation Merger, each outstanding share of CPST's common stock, par value $0.01 per share, was automatically converted into one share of CIST's common stock, par value $0.01 per share. Each outstanding certificate representing shares of CPST's common stock is deemed, without any action by CPST's shareholders, to represent the same number of shares of CIST's common stock. Shareholders will not have to exchange share certificates or do anything to continue their present ownership as a result of the Reincorporation Merger. However, to eliminate confusion in transactions in the Surviving Corporation's securities in the over-the-counter market, management urges shareholders to surrender their old certificates in exchange for new certificates issued in the name of CIST and has adopted a policy to facilitate this process. Please refer to the Information Statement for more details regarding the process for exchanging stock certificates.

The foregoing description of the Reincorporation Merger is not intended to be complete and is qualified in its entirety by reference to the complete text of the Information Statement and the exhibits filed herewith, all of which are incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

As a result of the Reincorporation Merger disclosed under Item 1.01 above, (i) each outstanding share of CPST's common stock has been automatically converted into one share of CIST's common stock and (ii) all options and other rights to acquire CPST's common stock outstanding immediately prior to the Reincorporation Merger have also been automatically converted into options and rights to acquire the same number of shares of CPST's common stock, under the same terms and conditions. Upon completion of the Reincorporation Merger, each outstanding certificate representing CPST's common stock is deemed, without any action by the shareholder, to represent the same number of shares of CIST's common stock. Shareholders do not need to exchange their stock certificates as a result of the Reincorporation Merger. However, to eliminate confusion in transactions in the Surviving Corporation's securities in the over-the-counter market, management urges shareholders to surrender their old certificates in exchange for new certificates issued in the name of CIST and has adopted a policy to facilitate this process. Please refer to the Information Statement for more details regarding the process for exchanging stock certificates.

In accordance with Rule 12g-3 under the Exchange Act, the shares of the Surviving Corporation's common stock will continue to be registered under Section 12(g) of the Exchange Act. The new CUSIP number for the Surviving Corporation's common stock is 16944F 101. The symbol for the Surviving Corporation's common stock on the OTC Bulletin Board has been changed to "CIFS.OB" and the Surviving Corporation's common stock began quotation under the new symbol (on a post-merger basis) on April 7, 2008.

Prior to the Effective Time of the Reincorporation Merger, CPST's corporate affairs were governed by the corporate laws of Florida. The rights of its shareholders were subject to its Articles of Incorporation, as amended, and its Bylaws. As a result of the Reincorporation Merger, holders of CPST's common stock are now holders of CIST's common stock and their rights as holders are governed by the Nevada Revised Statutes and CIST's Articles of Incorporation and Bylaws. For a description of the differences between Florida and Nevada corporate law, see "Change from Florida Law to Nevada Law" in the Information Statement.

The foregoing description of the Reincorporation Merger is not intended to be complete and is qualified in its entirety by reference to the information disclosed under Item 1.01 above, the complete text of the Information Statement and the exhibits filed herewith, all of which are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Reincorporation Merger described in Item 1.01 above, the Articles of Incorporation and Bylaws of CIST are the governing instruments of the Surviving Corporation following the Reincorporation Merger, resulting in several changes from the Articles of Incorporation and Bylaws of CPST. Some of these changes are purely procedural in nature, such as a change in the registered office and agent from an office and agent in Florida to an office and agent in Nevada. Some changes, however, are substantive in nature, including the change of name from "China Public Security Technology, Inc." to "China Information Security Technology, Inc." and a change of the authorized capital of the Surviving Corporation. CPST's authorized capital consisted of 75,000,000 shares of common stock, par value $.01 per share, while the total authorized capital of CIST consists of 200,000,000 shares of common stock, par value $.01 per share. For more information regarding the changes to the governing instruments of the Surviving Corporation resulting from the Reincorporation Merger, see "Certain Effects of the Change in State of Incorporation" in the Information Statement.

The foregoing description of the Articles of Incorporation and Bylaws of CIST is not intended to be complete and is qualified in its entirety by reference to the complete text of the Information Statement and the provisions of the Articles of Incorporation and Bylaws of CIST, as amended to date, which are attached to this report as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements And Exhibits.

(d)     Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 2, 2008, between China Public Security Technology, Inc. and China Information Security Technology, Inc.
3.1	Articles of Incorporation of China Information Security Technology, Inc., as amended to date.
3.2	Bylaws of China Information Security Technology, Inc., adopted on February 13, 2008.
99.1	Press Release, dated April 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INFORMATION SECURITY TECHNOLOGY, INC.

By: /s/ Jiang Huai Lin
Jiang Huai Lin
Dated: April 7, 2008	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 2, 2008, between China Public Security Technology, Inc. and China Information Security Technology, Inc.
3.1	Articles of Incorporation of China Information Security Technology, Inc., as amended to date.
3.2	Bylaws of China Information Security Technology, Inc., adopted on February 13, 2008.
99.1	Press Release, dated April 7, 2008.